UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): June 18, 1996

                                 ______________


                            BEST PRODUCTS CO., INC.
             (Exact name of registrant as specified in its charter)


         Virginia                      0-24178                54-0853592
(State or  other jurisdiction  (Commission File Number)   (I. R. S. Employer
     of incorporation)                                    Identification No.)



      1400 Best Plaza, Richmond, Virginia                    23227-1125
    (Address of principal executive offices)                 (Zip Code)


                                 (804) 261-2000
              (Registrant's telephone number, including area code)

Item 5.  Other Events

Earnings and Strategic Direction Announcement. In conjunction with the announcement of first quarter results, the Company stated that it anticipates operating performance will produce financial results in the second quarter similar to those in the first quarter. The Company also announced a redirection of strategic initiatives by its new Chairman and Chief Executive Officer. A copy of the Company's related press release is attached as Exhibit 99.1.

The Company sent a letter to many of its merchandise vendors describing the press release referred to in the preceding paragraph and other related information. A copy of the form of the letter is attached as Exhibit 99.2.

Information Regarding Forward Looking Statements. The provisions of the Private Securities Litigation Reform Act of 1995 (the "Act"), which became law in late December 1995, provide companies with a "safe harbor" when making forward-looking statements. This "safe harbor" encourages companies to provide prospective information about their companies without fear of litigation. The Company wishes to take advantage of the new "safe harbor" provisions of the Act and is including this section in this Form 8-K in order to do so. Company statements made herein or in other filings with the Securities and Exchange Commission, in press releases, letters to vendors or oral public discussions that are not historical facts, including statements about anticipations and expectations for portions of fiscal year 1996 and beyond, are forward-looking statements and involve various risks and uncertainties. Factors that could cause the Company's actual results to differ materially from projections, forecasts, estimates, anticipations and expectations of the Company and its management include, but are not limited to, the following:

         (a) Changes in the amount and degree of promotional intensity exerted by current competitors and potential new competition from both retail stores and alternative methods or channels of distribution such as electronic and telephone shopping services and mail order;

         (b) Adverse changes in the credit terms and limits from the Company's numerous providers of goods and services;

         (c) Changes in the availability of working capital and capital expenditure financing, including the availability of the Company's existing working capital credit facility and the Company's ability to comply with the financial covenants of such facility;

         (d)      Lack  of   availability/access   to   sources  of  supply  for
                  appropriate inventory.

         (e) Changes in general U.S. economic conditions including, but not limited to, consumer credit availability, interest rates, inflations, and consumer sentiment about the economy in general;

         (f) The ability of the Company to timely implement its restructuring plan and whether the plan is successful in achieving its objectives of repositioning the Company and improving its financial performance;

         (g) Customer reaction to the changes being implemented in the Company's shopping process, including replacement of the existing merchandise-order process;

         (h) The effect, if any, of the Company's redirection of its marketing program, including the discontinuation of the annual fall catalog;

         (i) The Company's ability to successfully achieve its cost-cutting objectives;

         (j) The presence or absence of new products or product features in the merchandise categories the Company sells and changes in the Company's actual merchandise sales mix;

         (k) The ability to maintain an effective leadership team in a dynamic environment or changes in the cost or availability of a suitable work force at acceptable compensation levels to manage and support the Company's operating strategy, including the Company's increased emphasis on customer service.

         (l)      Changes  in  production  or  distribution   cost  or  cost  of
                  materials for the Company's advertising;

         (m) The imposition of new restrictions or regulations regarding the sale of products or services the Company sells or changes in tax rules and regulations applicable to the Company;

         (n) Changes in the direct or indirect ownership of the Company of a sufficient magnitude under applicable tax regulations to limit the Company's use of its federal income tax net operating loss carry forwards; and

         (o)      Adverse results in significant litigation matters.

The United States retail industry and the specialty retail industry in particular are dynamic by nature and have undergone significant changes in recent years. The Company's ability to anticipate and successfully respond to continuing challenges is the key to achieving its expectations.


Item 7.  Financial Statements and Exhibits.

         (a)      Financial Statements of Business Acquired.

                  Not Applicable.

         (b)      Pro Forma Financial Information.

                  Not Applicable.

         (c)      Exhibits.

                  99.1     Press Release of the Company dated June 18, 1996.

                  99.2 Form Letter dated June 18, 1996 sent to Company's Merchandise Vendors.

                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                 BEST PRODUCTS CO., INC.



Date: June 18, 1996                              /s/ Frederick G. Kraegel
                                                 ------------------------
                                                 Frederick G. Kraegel
                                                 Senior Vice President and Chief
                                                 Financial Officer

                                  EXHIBIT INDEX

Exhibit
Number                      Description

99.1     Press Release of the Company dated June 18, 1996.

99.2     Form Letter dated June 18, 1996 sent to Company's Merchandise Vendors.